UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

UNDER ARMOUR, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☐	Fee paid previously with preliminary materials

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Your Vote Counts!
UNDER ARMOUR, INC.
2022 Annual Meeting
Vote by May 10, 2022 11:59 PM ET
UNDER ARMOUR, INC.
ATTN: CORPORATE SECRETARY 1020 HULL STREET
BALTIMORE, MARYLAND 21230
D66276-P67115
You invested in UNDER ARMOUR, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the annual meeting of stockholders to be held on May 11, 2022 at 10:00 AM Eastern Time.
Get informed before you vote
View the Proxy Statement and Under Armour, Inc.’s 2021 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 27, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
Smartphone users Vote Virtually at the Meeting*
Point your camera here and May 11, 2022
10:00 AM Eastern Time
vote without entering a control number
Virtually at: www.virtualshareholdermeeting.com/UAA2022
*Please check the meeting materials for any special requirements for meeting attendance.

THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items
Board
Recommends
1. Election of Directors
Voting Items Board Recommends
1. Election of Directors
Nominees:
01) Kevin A. Plank 04) Mohamed A. El-Erian 07) Karen W. Katz 10) Harvey L. Sanders For 02) Douglas E. Coltharp 05) Patrik Frisk 08) Westley Moore 03) Jerri L. DeVard 06) David W. Gibbs 09) Eric T. Olson
2. To approve, by a non-binding advisory vote, the compensation of executives as disclosed in the “Executive Compensation”
For section of the proxy statement, including the Compensation Discussion and Analysis and tables.
3. Ratification of appointment of independent registered public accounting firm for the transition period from January 1, 2022 For through March 31, 2022 and the fiscal year ending March 31, 2023.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.